Exhibit 99.1

Broadcom Withdraws Offer to Acquire Qualcomm

SAN JOSE, Calif. – March 14, 2018 – Broadcom Limited (NASDAQ: AVGO) (“Broadcom”) today announced that it has withdrawn and terminated its offer to acquire Qualcomm Incorporated (NASDAQ: QCOM) (“Qualcomm”) and has withdrawn its slate of independent director nominees for Qualcomm’s 2018 Annual Meeting of Stockholders. Broadcom today issued the following statement:

Although we are disappointed with this outcome, Broadcom will comply with the Order. Broadcom will continue to move forward with its redomiciliation process and will hold its Special Meeting of Stockholders as planned on March 23, 2018.

Broadcom’s Board of Directors and management team sincerely appreciate the significant support we received from the Qualcomm and Broadcom stockholders throughout this process.

Broadcom thanks the independent nominees who stood for election to the Qualcomm board, not only for their time and effort but also for their unwavering commitment to act in the best interests of Qualcomm stockholders.

Broadcom appreciates the following statement from U.S. Treasury Secretary and CFIUS chair Steven Mnuchin on March 12: “This decision is based on the facts and national security sensitivities related to this particular transaction only and is not intended to make any other statement about Broadcom or its employees, including its thousands of hard working and highly skilled U.S. employees.” 1

About Broadcom

Broadcom Limited is a leading designer, developer and global supplier of a broad range of digital and analog semiconductor connectivity solutions. Broadcom Limited’s extensive product portfolio serves four primary end markets: wired infrastructure, wireless communications, enterprise storage and industrial & other. Applications for our products in these end markets include enterprise and data center networking, home connectivity, set-top boxes, broadband access, telecommunication equipment, smartphones and base stations, data center servers and storage systems, factory automation, power generation and alternative energy systems, and electronic displays.

Cautionary Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Broadcom. These statements include, but are not limited to, statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict”, “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside Broadcom’s and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

[1]	Permission to use quotations was neither sought nor obtained.

Particular uncertainties that could materially affect future results include risks associated with: any loss of our significant customers and fluctuations in the timing and volume of significant customer demand; our dependence on contract manufacturing and outsourced supply chain; our dependency on a limited number of suppliers; any acquisitions we may make, such as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying other closing conditions, and with integrating acquired companies with our existing businesses and our ability to achieve the growth prospects and synergies expected by such acquisitions; our ability to accurately estimate customers’ demand and adjust our manufacturing and supply chain accordingly; our significant indebtedness, including the need to generate sufficient cash flows to service and repay such debt; dependence on a small number of markets and the rate of growth in these markets; dependence on and risks associated with distributors of our products; dependence on senior management; quarterly and annual fluctuations in our operating results; global economic conditions and concerns; our proposed redomiciliation of our ultimate parent company to the United States; our competitive performance and ability to continue achieving design wins with our customers, as well as the timing of any design wins; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities or other significant operations; our ability to improve our manufacturing efficiency and quality; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our overall cash tax costs, legislation that may impact our overall cash tax costs, and our ability to maintain tax concessions in certain jurisdictions; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; any expenses or reputational damage associated with resolving customer product warranty and indemnification claims; cyclicality in the semiconductor industry or in our target markets; our ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which our products are designed; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature.

Our filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investors:

Ashish Saran

Broadcom Limited

Investor Relations

408-433-8000

investor.relations@broadcom.com

Or

Tom Germinario / Rick Grubaugh

D.F. King & Co., Inc.

212-269-5550

Media:

Joele Frank / Steve Frankel / Andi Rose

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449